UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 21, 2024

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(Address of principal executive offices, including zip code)

(973) 887-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	SPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 21, 2024, Suburban Propane Partners, L.P. (the “Partnership”) held its regular Tri-Annual Meeting (the “Meeting”) of its limited partners (“Unitholders”).

At the Meeting, the Unitholders re-elected to the Board of Supervisors, for a three-year term, all eight nominees proposed by the Board:

Nominee	For	Withheld
Amy M. Adams	29,781,264	735,988
Matthew J. Chanin	29,527,774	989,478
Terence J. Connors	29,728,369	788,883
William M. Landuyt	29,803,998	713,254
Harold R. Logan, Jr.	29,483,910	1,033,342
Rommel M. Oates	29,816,080	701,172
Michael A. Stivala	29,655,098	862,154
Jane Swift	29,499,215	1,018,037

At the Meeting, the Unitholders also approved the following proposals:

The ratification of the appointment of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm for the Partnership’s 2024 fiscal year:

For	Against	Abstain	Broker Non-Votes
49,264,839	799,903	353,489	-0-

The approval of the Partnership’s Amended and Restated 2018 Restricted Unit Plan:

For	Against	Abstain	Broker Non-Votes
27,773,159	2,264,711	479,382	19,900,979

The approval of an advisory resolution approving executive compensation (commonly referred to as “Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
28,169,102	1,699,005	649,145	19,900,979

Because the Partnership’s partnership agreement provides for Tri-Annual Meetings of the Unitholders (once every three years), no proposal regarding the frequency of Say-on-Pay resolutions was presented to the Unitholders at the Meeting. The Partnership will, for so long as required by applicable law, include a Say-on-Pay proposal at each Tri-Annual Meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated May 22, 2024 setting forth results of voting at Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 22, 2024	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ BRYON KOEPKE
	Name:	Bryon Koepke
	Title:	Vice President, General Counsel & Secretary